UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 12, 2005


                            AQUACELL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
------------------------------    -------------   ------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)


                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
           or Standard

           (a) On December 12, 2005 the Registrant received a notice from the American Stock Exchange ("Amex") that it was not in compliance with Section 1003(a)(ii) of the Amex Company Guide, with shareholders equity of less than $4 million and losses from continuing operations and/or net losses in three out of four fiscal years, and Section 1003(a)(iv) of the Amex Company Guide in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether such company will be able to continue its operations and/or meet its obligations as they mature.

                The Company has the right to appeal the Amex determination until December 20, 2005 and has not yet determined whether or not it will appeal.


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL TECHNOLOGIES, INC.

Date: December 15, 2005                     By: /s/ Gary S. Wolff
                                            ------------------------------------
                                                    Gary S. Wolff
						    Principal Accounting Office